Exhibit 99.1

The Navigators Group, Inc.

CORPORATE NEWS

Navigators Reports Third Quarter 2018 Earnings

Stamford, CT – November 7, 2018 -- The Navigators Group, Inc. (NASDAQ:NAVG) reported Net Income of $4.6 million, or $0.15 per diluted share, for the three months ended September 30, 2018 compared to a Net Loss of $(28.0) million, or $(0.95) per diluted share, for the same period in 2017. Net Operating Earnings (Loss)1 were $4.2 million, or $0.14 per diluted share, for the three months ended September 30, 2018 compared to $(29.6) million, or $(1.00) per diluted share, for the same period in 2017.

Gross Written Premiums and Net Written Premiums for the three months ended September 30, 2018 were $455.9 million and $352.4 million, respectively, increasing 13.4% and 19.1%, respectively, from the comparable period in 2017. The Combined Ratio for the three months ended September 30, 2018 was 105.3%, compared to 121.9% for the same period in 2017.

The current quarter included Net Losses and Loss Adjustment Expenses of $11.8 million, net of reinsurance reinstatement premiums, from Typhoon Jebi and Hurricane Florence, as well as prior accident year reserve strengthening of $16.5 million primarily within our Primary Casualty division of our U.S. Insurance reporting segment. This compares with the same quarter in 2017 which included Net Losses and Loss Adjustment Expenses of $75.1 million, net of reinsurance reinstatement premiums, from Hurricanes Maria, Irma and Harvey and the Puebla, Mexico Earthquake, as well as prior accident year reserve strengthening of $29.5 million primarily within our U.S. and International Insurance reporting segments.

Net Investment Income for the three months ended September 30, 2018 was $25.7 million, an increase of 13.5% as compared to the same period in 2017. The annualized pre-tax investment yield, excluding Total Net Realized and Unrealized Gains and Losses recognized in the Results of Operations, was 2.8% for the three months ended September 30, 2018 compared to 2.7% for the same period in 2017.

The Company recognized $2.6 million of Total Net Realized and Unrealized Gains within the Results of Operations for the three months ended September 30, 2018, compared to $4.2 million for the same period in 2017. The Net Realized and Unrealized Gains within the Results of Operations for the three months ended September 30, 2018 included $2.3 million of Net Unrealized Gains on Equity Securities.

Other Income (Loss) for the three months ended September 30, 2018 was $1.7 million, compared to $(1.7) million for the same period in 2017. Other Income (Loss) primarily consists of managing agent fee income and realized and unrealized foreign exchange gains and losses.

The effective tax rate was (11.1%) for the three months ended September 30, 2018, which compares to 37.6% for the same period in 2017, with the decrease being primarily driven by low pretax earnings resulting from an underwriting loss during the third quarter of 2018 and a consistent level of permanent tax adjustments, which generated a tax benefit for the quarter. This compares to the third quarter of 2017 which incurred large catastrophe losses driving a pretax loss resulting in a tax benefit.

Stan Galanski, President and Chief Executive Officer, commented, “We are pleased to report continued strong revenue growth in the third quarter, with each of our three reporting segments producing positive premium growth. We benefited from modest rate increases across the majority of our specialty product lines. The ongoing strength of the U.S. economy, and particularly the construction segment, also benefited us, providing a strong growth of new business. In a quarter in which the insurance industry experienced significant natural catastrophe activity, our natural catastrophe loss estimates were well within our expectations. GlobalRe had another excellent quarter, with 9.4% growth in gross written premium and a 93.2% combined ratio. Within the U.S. Insurance segment, gross written premium grew 19.2%. Underwriting results for the U.S. Insurance segment were adversely impacted by a strengthening of

1 Net Operating Earnings (Loss) is a “non-GAAP financial measure” as defined in Regulation G. A reconciliation of Net Income (Loss) (the nearest GAAP financial measure) to Net Operating Earnings (Loss) is provided on page 4 of this release, as is a discussion of the rationale for the presentation of this item.

News Release

November 7, 2018

reserves for a portfolio of primary casualty policies on habitational risks that is largely now in runoff. Absent that action, the U.S. Insurance business would have been profitable, with continued solid performance in our primary construction liability, excess casualty, environmental, life sciences, marine and management and professional liability products. The International Insurance segment showed improved results over third quarter 2017 and for the first nine months and our team is focused on actions required to improve both the loss ratio and cost structure. Our investment portfolio continued to perform well, with net investment income up 13.5% for the quarter and 11.5% for the first nine months of 2018.”

On August 22, 2018, the Company announced that it had entered into a definitive agreement to be acquired by The Hartford Financial Services Group, Inc. (NYSE: HIG) in an all-cash transaction that values Navigators at approximately $2.1 billion. Holders of the Company’s common shares will be entitled to receive consideration of $70.00 in cash per common share. The Merger is expected to close in the first half of 2019, subject to the receipt of regulatory approvals and other customary closing conditions.

For the nine months ended September 30, 2018 the Company reported Net Income of $67.6 million, or $2.24 per diluted share compared to $13.6 million, or $0.45 per diluted share, for the same period in 2017. Net Operating Earnings1 were $64.7 million, or $2.15 per diluted share, for the nine months ended September 30, 2018 compared to $10.5 million, or $0.35 per diluted share, for the same period in 2017.

Gross Written Premiums and Net Written Premiums for the nine months ended September 30, 2018 were $1.4 billion and $1.1 billion, respectively, increasing 11.0% and 16.4%, respectively, from the comparable period in 2017. The Combined Ratio for the nine months ended September 30, 2018 was 98.6%, compared to 105.5% for the same period in 2017.

Net Investment Income for the nine months ended September 30, 2018 was $74.0 million, an increase of 11.5% as compared to the same period in 2017. The annualized pre-tax investment yield, excluding Total Net Realized and Unrealized Gains and Losses recognized in the Results of Operations, was 2.8% for the nine months ended September 30, 2018 compared to 2.7% for the same period in 2017.

The Company recognized $3.7 million of Total Net Realized and Unrealized Gains within the Results of Operations for the nine months ended September 30, 2018, compared to $5.9 million for the same period in 2017. The Net Realized and Unrealized Gains within the Results of Operations for the nine months ended September 30, 2018 included $0.5 million of Net Unrealized Gains on Equity Securities.

Other Income (Loss) for the nine months ended September 30, 2018 was $4.2 million, compared to $(1.0) million for the same period in 2017. Other Income for the nine months ended September 30, 2018 included revenue from the sale of renewal rights for the Company’s fixed-premium protection and indemnity (“P&I”) business as well as net realized and unrealized foreign exchange gains and managing agent fee income. Other Income for the same period in 2017 primarily consisted of net realized and unrealized foreign exchange losses.

The effective tax rate was 16.6% for the nine months ended September 30, 2018, which compares to (19.7%) for the same period in 2017. The tax benefit for the nine months ended September 30, 2017 was the result of a lower level of pretax earnings driven by catastrophe losses incurred during 2017 and a consistent level of permanent tax adjustments.

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA-/Aa3” as defined by S&P and Moody’s, respectively, with an effective duration of 3.4 years as of September 30, 2018. As of September 30, 2018, Net Unrealized Losses within the Available-For-Sale investment portfolio recognized in Accumulated Other Comprehensive Income were $38.4 million, a change of $79.8 million, compared to Net Unrealized Gains of $41.5 million as of December 31, 2017. Included in this change was the reclassification of $11.8 million of net unrealized gains, before tax, from Accumulated Other Comprehensive Income to Retained Earnings as a result of adopting ASU 2016-01.

Stockholders’ Equity was $1.2 billion, or $41.38 per share, as of September 30, 2018 compared to $41.49 per share, as of June 30, 2018, and $41.55 per share, as of December 31, 2017.

During the three months ended September 30, 2018, the Company declared and paid a quarterly cash dividend of $0.07 per share of Common Stock.

On November 7, 2018 our Board of Directors declared a cash dividend on our Company’s Common Stock of $0.07 per share, payable on December 21, 2018 to stockholders of record on November 30, 2018.

The Navigators Group, Inc. is an international specialty insurance holding company with operations in the United States, the United Kingdom, Continental Europe and Asia.

News Release

November 7, 2018

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate,” “expect,” “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. These forward-looking statements include statements on the financial impact of tax reform. We continue to assess the tax accounting effects of tax reform. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco
Executive Vice President and Chief Financial Officer
(203) 905-6343
cdefalco@navg.com
www.navg.com

News Release

November 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	Three Months Ended			Nine Months Ended
amounts in thousands, except per share amounts	September 30,			September 30,
Results of Operations	2018	2017	Change	2018	2017	Change

Gross Written Premiums	$455,943	$402,038	13.4%	$1,448,403	$1,304,522	11.0%
Net Written Premiums	352,412	296,016	19.1%	1,124,966	966,461	16.4%

Revenues:
Net Earned Premiums	$347,038	$301,355	15.2%	$1,000,680	$881,321	13.5%
Net Investment Income	25,651	22,598	13.5%	73,954	66,311	11.5%
Net Realized and Unrealized Gains (Losses):
Total Other-Than-Temporary Impairment Losses	(15)	(957)	(98.4%)	(71)	(2,005)	(96.5%)
Portion of Loss Recognized in Other Comprehensive Income	15	(15)	NM	71	(60)	NM
Net Other-Than-Temporary Impairment Losses Recognized In Earnings	—	(972)	NM	—	(2,065)	NM
Net Realized Gains on Investments Sold	253	5,190	(95.1%)	3,210	7,933	(59.5%)
Net Unrealized Gains on Equity Securities	2,310	—	NM	457	—	NM
Total Net Realized and Unrealized Gains	2,563	4,218	(39.2%)	3,667	5,868	(37.5%)
Other Income (Loss)	1,724	(1,699)	NM	4,235	(1,042)	NM
Total Revenues	$376,976	$326,472	15.5%	$1,082,536	$952,458	13.7%

Expenses:
Net Losses and Loss Adjustment Expenses	$240,900	$276,171	(12.8%)	$623,378	$622,881	0.1%
Commission Expenses	57,999	45,509	27.4%	165,344	141,526	16.8%
Other Operating Expenses	67,584	45,773	47.6%	198,692	165,077	20.4%
Merger Transaction Costs	2,439	—	NM	2,439	—	NM
Interest Expense	3,891	3,862	0.8%	11,619	11,584	0.3%
Total Expenses	$372,813	$371,315	0.4%	$1,001,472	$941,068	6.4%

Income (Loss) Before Income Taxes	$4,163	$(44,843)	NM	$81,064	$11,390	NM

Income Tax Expense (Benefit)	(462)	(16,864)	(97.3%)	13,457	(2,243)	NM

Net Income (Loss)	$4,625	$(27,979)	NM	$67,607	$13,633	NM

Per Share Data

Net Income (Loss) Per Common Share:
Basic	$0.16	$(0.95)	NM	$2.28	$0.46	NM
Diluted	$0.15	$(0.95)	NM	$2.24	$0.45	NM

Average Common Shares Outstanding:
Basic	29,768	29,500		29,699	29,419
Diluted	30,184	29,500		30,160	30,006

Underwriting Ratios
Loss Ratio	69.4%	91.6%		62.3%	70.7%
Expense Ratio	35.9%	30.3%		36.3%	34.8%
Combined Ratio	105.3%	121.9%		98.6%	105.5%

Balance Sheet Data	September 30,	June 30,		September 30,	December 31,
	2018	2018		2018	2017
Stockholders' Equity	$1,231,828	$1,234,084	(0.2%)	$1,231,828	$1,225,965	0.5%
Book Value per Share	$41.38	$41.49	(0.3%)	$41.38	$41.55	(0.4%)

NM - Percentage change not meaningful.

News Release

November 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

NON-GAAP RECONCILIATION OF NET INCOME (LOSS) TO NET OPERATING EARNINGS (LOSS)

(Unaudited)

In this release, we present Net Operating Earnings (Loss), which is a “non-GAAP financial measure” as defined in Regulation G.

Net Operating Earnings (Loss) is comprised of Net Income (Loss) excluding After-Tax adjustments, including: Total Net Realized and Unrealized Gains (Losses), Foreign Exchange Gains (Losses), the Net Gain on Disposition of Product Line, and Merger Transaction Costs recognized in the Results of Operations.

We believe this presentation enhances the understanding of the results of operations by highlighting the underlying profitability of the business and enables investors and other users of the financial information to analyze underlying business performance in a manner similar to management. We also believe this measure follows industry practice and, therefore facilitates comparison of our performance with our peer group.

The following tables provide a reconciliation of Net Income (Loss) (the nearest GAAP financial measure) to Net Operating Earnings (Loss):

	Three Months Ended September 30, 2018			Three Months Ended September 30, 2017			% Change
amounts in thousands, except per share amounts	Pre-Tax	Tax (1)	After-Tax	Pre-Tax	Tax (1)	After-Tax	QTD
Net Income (Loss)	$4,163	$462	$4,625	$(44,843)	$16,864	$(27,979)	NM
Adjustments to Net Income (Loss):
Total Net Realized and Unrealized Gains	(2,563)	538	(2,025)	(4,218)	1,477	(2,741)	(26.1%)
FX Losses (Gains)	(706)	148	(558)	1,675	(586)	1,089	NM
Merger Transaction Costs	2,439	(302)	2,137	—	—	—	NM
Net Operating Earnings (Loss)	$3,333	$846	$4,179	$(47,386)	$17,755	$(29,631)	NM

Average Common Shares Outstanding:
Basic			29,768			29,500
Diluted			30,184			29,500

Net Operating Earnings (Loss) per Common Share:
Basic			$0.14			$(1.00)
Diluted			$0.14			$(1.00)

(1) - Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of any other relevant factors.

NM - Percentage change not meaningful.

	Nine Months Ended September 30, 2018			Nine Months Ended September 30, 2017			% Change
amounts in thousands, except per share amounts	Pre-Tax	Tax (1)	After-Tax	Pre-Tax	Tax (1)	After-Tax	YTD
Net Income	$81,064	$(13,457)	$67,607	$11,390	$2,243	$13,633	NM
Adjustments to Net Income:
Total Net Realized and Unrealized Gains	(3,667)	770	(2,897)	(5,868)	2,055	(3,813)	(24.0%)
FX Losses (Gains)	(1,770)	371	(1,399)	1,015	(355)	660	NM
Net Gain on Disposition of Product Line	(948)	199	(749)	—	—	—	NM
Merger Transaction Costs	2,439	(302)	2,137	—	—	—	NM
Net Operating Earnings	$77,118	$(12,419)	$64,699	$6,537	$3,943	$10,480	NM

Average Common Shares Outstanding:
Basic			29,699			29,419
Diluted			30,160			30,006

Net Operating Earnings per Common Share:
Basic			$2.18			$0.36
Diluted			$2.15			$0.35

(1) - Tax impact is estimated by applying the statutory rates of applicable jurisdictions, after consideration of any other relevant factors.

NM - Percentage change not meaningful.

News Release

November 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2018	2017
amounts in thousands, except per share amounts	(Unaudited)
ASSETS
Investments:
Fixed Maturities, available-for-sale, at fair value (amortized cost: 2018: $3,027,835; 2017: $3,027,408)	$2,989,473	$3,057,054
Equity Securities, at fair value (cost: 2018: $359,400; 2017: $224,159)	371,680	235,981
Other Invested Assets	42,489	30,488
Short-Term Investments, available-for-sale, at fair value (amortized cost: 2018: $7,268; 2017: $6,477)	7,264	6,480
Total Investments	$3,410,906	$3,330,003
Cash and Cash Equivalents	219,980	102,735
Restricted Cash and Cash Equivalents	61,644	56,229
Premiums Receivable	392,392	351,393
Prepaid Reinsurance Premiums	235,642	228,569
Reinsurance Recoverable on Paid Losses	102,829	72,494
Reinsurance Recoverable on Unpaid Losses and Loss Adjustment Expenses	780,215	809,765
Deferred Policy Acquisition Costs	161,419	135,249
Accrued Investment Income	21,981	19,480
Goodwill and Other Intangible Assets	28,140	6,596
Current Income Tax Receivable, Net	25,429	16,667
Deferred Income Tax, Net	26,377	22,271
Other Assets	81,373	73,171
Total Assets	$5,548,327	$5,224,622

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
Reserves for Losses and Loss Adjustment Expenses	$2,633,835	$2,515,145
Unearned Premiums	1,128,762	987,681
Reinsurance Balances Payable	147,129	136,192
Senior Notes	264,009	263,885
Payable for Investments Purchased	16,968	—
Accounts Payable and Other Liabilities	125,796	95,754
Total Liabilities	$4,316,499	$3,998,657

Stockholders' Equity:
Preferred Stock ($.10 par value per share, authorized 1,000 shares, none issued)	$—	$—

Common Stock ($.10 par value per share, authorized 50,000 shares, issued 36,795 shares for 2018 and 36,530 shares for 2017)	3,677	3,650
Additional Paid-In Capital	379,212	376,868
Treasury Stock, at cost (7,023 shares for 2018 and 2017)	(155,801)	(155,801)
Retained Earnings	1,047,673	981,380
Accumulated Other Comprehensive Income (Loss)	(42,933)	19,868
Total Stockholders' Equity	$1,231,828	$1,225,965
Total Liabilities and Stockholders' Equity	$5,548,327	$5,224,622

News Release

November 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Three Months Ended September 30, 2018
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross Written Premiums	$280,183	$117,376	$58,384	$—	$455,943
Ceded Written Premiums	(72,615)	(29,020)	(1,896)	—	(103,531)
Net Written Premiums	$207,568	$88,356	$56,488	$—	$352,412
Retention Ratio	74.1%	75.3%	96.8%	—	77.3%

Net Earned Premiums	$188,504	$95,226	$63,308	$—	$347,038
Net Losses and LAE	(141,182)	(60,275)	(39,443)	—	(240,900)
Commission Expenses	(22,247)	(22,547)	(13,282)	77	(57,999)
Other Operating Expenses	(36,826)	(24,441)	(6,317)	—	(67,584)
Other Underwriting Income (Expense)	65	945	20	(77)	953

Underwriting Profit (Loss)	$(11,686)	$(11,092)	$4,286	$—	$(18,492)

Net Investment Income				25,651	25,651
Total Net Realized and Unrealized Gains				2,563	2,563
Interest Expense				(3,891)	(3,891)
Other Income				771	771
Merger Transaction Costs				(2,439)	(2,439)
Income (Loss) Before Income Taxes	$(11,686)	$(11,092)	$4,286	$22,655	$4,163
Income Tax Benefit				462	462
Net Income					$4,625

Losses and LAE Ratio	74.9%	63.3%	62.3%		69.4%
Commission Expense Ratio	11.8%	23.7%	21.0%		16.7%
Other Operating Expense Ratio (2)	19.5%	24.6%	9.9%		19.2%
Combined Ratio	106.2%	111.6%	93.2%		105.3%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

November 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Three Months Ended September 30, 2017
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross Written Premiums	$235,052	$113,601	$53,385	$—	$402,038
Ceded Written Premiums	(64,328)	(38,966)	(2,728)	—	(106,022)
Net Written Premiums	$170,724	$74,635	$50,657	$—	$296,016
Retention Ratio	72.6%	65.7%	94.9%	—	73.6%

Net Earned Premiums	$169,150	$84,407	$47,798	$—	$301,355
Net Losses and LAE	(135,340)	(81,713)	(59,118)	—	(276,171)
Commission Expenses	(18,286)	(16,201)	(11,233)	211	(45,509)
Other Operating Expenses	(25,375)	(16,388)	(4,010)	—	(45,773)
Other Underwriting Income (Expense)	125	—	94	(211)	8

Underwriting Loss	$(9,726)	$(29,895)	$(26,469)	$—	$(66,090)

Net Investment Income				22,598	22,598
Total Net Realized and Unrealized Gains				4,218	4,218
Interest Expense				(3,862)	(3,862)
Other Loss				(1,707)	(1,707)
Income (Loss) Before Income Taxes	$(9,726)	$(29,895)	$(26,469)	$21,247	$(44,843)
Income Tax Benefit				16,864	16,864
Net Loss					$(27,979)

Losses and LAE Ratio	80.0%	96.8%	123.7%		91.6%
Commission Expense Ratio	10.8%	19.2%	23.5%		15.1%
Other Operating Expense Ratio (2)	14.9%	19.4%	8.2%		15.2%
Combined Ratio	105.7%	135.4%	155.4%		121.9%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

November 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Nine Months Ended September 30, 2018
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross Written Premiums	$808,589	$377,771	$262,043	$—	$1,448,403
Ceded Written Premiums	(215,340)	(97,790)	(10,307)	—	(323,437)
Net Written Premiums	$593,249	$279,981	$251,736	$—	$1,124,966
Retention Ratio	73.4%	74.1%	96.1%	—	77.7%

Net Earned Premiums	$541,163	$280,507	$179,010	$—	$1,000,680
Net Losses and LAE	(363,489)	(158,422)	(101,467)	—	(623,378)
Commission Expenses	(63,490)	(62,166)	(40,198)	510	(165,344)
Other Operating Expenses	(112,264)	(68,270)	(18,158)	—	(198,692)
Other Underwriting Income (Expense)	234	945	294	(510)	963

Underwriting Profit (Loss)	$2,154	$(7,406)	$19,481	$—	$14,229

Net Investment Income				73,954	73,954
Total Net Realized and Unrealized Gains				3,667	3,667
Interest Expense				(11,619)	(11,619)
Other Income				3,272	3,272
Merger Transaction Costs				(2,439)	(2,439)
Income (Loss) Before Income Taxes	$2,154	$(7,406)	$19,481	$66,835	$81,064
Income Tax Expense				(13,457)	(13,457)
Net Income					$67,607

Losses and LAE Ratio	67.2%	56.5%	56.7%		62.3%
Commission Expense Ratio	11.7%	22.2%	22.5%		16.5%
Other Operating Expense Ratio (2)	20.7%	23.9%	9.9%		19.8%
Combined Ratio	99.6%	102.6%	89.1%		98.6%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

November 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

(Unaudited)

	Nine Months Ended September 30, 2017
	U.S.	Int'l
amounts in thousands	Insurance	Insurance	GlobalRe	Corporate (1)	Total
Gross Written Premiums	$729,843	$386,654	$188,025	$—	$1,304,522
Ceded Written Premiums	(199,672)	(129,368)	(9,021)	—	(338,061)
Net Written Premiums	$530,171	$257,286	$179,004	$—	$966,461
Retention Ratio	72.6%	66.5%	95.2%	—	74.1%

Net Earned Premiums	$500,241	$250,593	$130,487	$—	$881,321
Net Losses and LAE	(339,436)	(176,513)	(106,932)	—	(622,881)
Commission Expenses	(59,130)	(54,435)	(28,695)	734	(141,526)
Other Operating Expenses	(91,987)	(58,687)	(14,403)	—	(165,077)
Other Underwriting Income (Expense)	335	—	439	(734)	40

Underwriting Profit (Loss)	$10,023	$(39,042)	$(19,104)	$—	$(48,123)

Net Investment Income				66,311	66,311
Total Net Realized and Unrealized Gains				5,868	5,868
Interest Expense				(11,584)	(11,584)
Other Loss				(1,082)	(1,082)
Income (Loss) Before Income Taxes	$10,023	$(39,042)	$(19,104)	$59,513	$11,390
Income Tax Benefit				2,243	2,243
Net Income					$13,633

Losses and LAE Ratio	67.9%	70.4%	81.9%		70.7%
Commission Expense Ratio	11.8%	21.7%	22.0%		16.1%
Other Operating Expense Ratio (2)	18.3%	23.5%	10.7%		18.7%
Combined Ratio	98.0%	115.6%	114.6%		105.5%

(1) - Includes Corporate segment intercompany eliminations.

(2) - Includes Other Operating Expenses and Other Underwriting Income (Expense).

News Release

November 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	U.S. Insurance
	Three Months Ended September 30, 2018				Three Months Ended September 30, 2017
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross Written Premiums	$31,681	$212,911	$35,591	$280,183	$36,403	$166,097	$32,552	$235,052	19.2%
Ceded Written Premiums	(14,442)	(52,993)	(5,180)	(72,615)	(18,859)	(39,952)	(5,517)	(64,328)	12.9%
Net Written Premiums	$17,239	$159,918	$30,411	$207,568	$17,544	$126,145	$27,035	$170,724	21.6%

Net Earned Premiums	$20,401	$141,650	$26,453	$188,504	$20,129	$125,931	$23,090	$169,150	11.4%
Net Losses and LAE	(11,939)	(112,993)	(16,250)	(141,182)	(18,325)	(89,568)	(27,447)	(135,340)	4.3%
Commission Expenses	(915)	(16,597)	(4,735)	(22,247)	(967)	(13,515)	(3,804)	(18,286)	21.7%
Other Operating Expenses	(6,394)	(25,202)	(5,230)	(36,826)	(4,661)	(16,897)	(3,817)	(25,375)	45.1%
Other Underwriting Income	49	12	4	65	105	18	2	125	(48.0%)

Underwriting Profit (Loss)	$1,202	$(13,130)	$242	$(11,686)	$(3,719)	$5,969	$(11,976)	$(9,726)	20.2%

Losses and LAE Ratio	58.5%	79.8%	61.4%	74.9%	91.0%	71.1%	118.9%	80.0%
Commission Expense Ratio	4.5%	11.7%	17.9%	11.8%	4.8%	10.7%	16.5%	10.8%
Other Operating Expense Ratio (1)	31.1%	17.8%	19.8%	19.5%	22.7%	13.5%	16.5%	14.9%
Combined Ratio	94.1%	109.3%	99.1%	106.2%	118.5%	95.3%	151.9%	105.7%

(1) - Includes Other Operating Expenses and Other Underwriting Income.

News Release

November 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	Int'l Insurance
	Three Months Ended September 30, 2018				Three Months Ended September 30, 2017
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross Written Premiums	$32,486	$41,898	$42,992	$117,376	$41,689	$37,415	$34,497	$113,601	3.3%
Ceded Written Premiums	(4,965)	(13,727)	(10,328)	(29,020)	(9,948)	(19,772)	(9,246)	(38,966)	(25.5%)
Net Written Premiums	$27,521	$28,171	$32,664	$88,356	$31,741	$17,643	$25,251	$74,635	18.4%

Net Earned Premiums	$38,866	$29,616	$26,744	$95,226	$39,038	$21,775	$23,594	$84,407	12.8%
Net Losses and LAE	(27,873)	(12,728)	(19,674)	(60,275)	(39,457)	(29,918)	(12,338)	(81,713)	(26.2%)
Commission Expenses	(8,889)	(6,465)	(7,193)	(22,547)	(8,532)	(2,666)	(5,003)	(16,201)	39.2%
Other Operating Expenses	(8,200)	(9,705)	(6,536)	(24,441)	(6,788)	(5,614)	(3,986)	(16,388)	49.1%
Other Underwriting Income	640	305	—	945	—	—	—	—	NM

Underwriting Profit (Loss)	$(5,456)	$1,023	$(6,659)	$(11,092)	$(15,739)	$(16,423)	$2,267	$(29,895)	(62.9%)

Losses and LAE Ratio	71.7%	43.0%	73.6%	63.3%	101.1%	137.4%	52.3%	96.8%
Commission Expense Ratio	22.9%	21.8%	26.9%	23.7%	21.9%	12.2%	21.2%	19.2%
Other Operating Expense Ratio (1)	19.4%	31.7%	24.4%	24.6%	17.3%	25.8%	16.9%	19.4%
Combined Ratio	114.0%	96.5%	124.9%	111.6%	140.3%	175.4%	90.4%	135.4%

(1) - Includes Other Operating Expenses and Other Underwriting Income.

NM – Percentage change not meaningful

News Release

November 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	U.S. Insurance
	Nine Months Ended September 30, 2018				Nine Months Ended September 30, 2017
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross Written Premiums	$112,235	$599,088	$97,266	$808,589	$119,040	$524,223	$86,580	$729,843	10.8%
Ceded Written Premiums	(48,840)	(152,740)	(13,760)	(215,340)	(55,830)	(129,297)	(14,545)	(199,672)	7.8%
Net Written Premiums	$63,395	$446,348	$83,506	$593,249	$63,210	$394,926	$72,035	$530,171	11.9%

Net Earned Premiums	$62,670	$401,870	$76,623	$541,163	$64,635	$366,280	$69,326	$500,241	8.2%
Net Losses and LAE	(37,208)	(280,103)	(46,178)	(363,489)	(44,867)	(239,175)	(55,394)	(339,436)	7.1%
Commission Expenses	(3,103)	(46,853)	(13,534)	(63,490)	(4,014)	(44,113)	(11,003)	(59,130)	7.4%
Other Operating Expenses	(19,603)	(77,057)	(15,604)	(112,264)	(18,280)	(60,356)	(13,351)	(91,987)	22.0%
Other Underwriting Income	179	40	15	234	270	45	20	335	(30.2%)

Underwriting Profit (Loss)	$2,935	$(2,103)	$1,322	$2,154	$(2,256)	$22,681	$(10,402)	$10,023	(78.5%)

Losses and LAE Ratio	59.4%	69.7%	60.3%	67.2%	69.4%	65.3%	79.9%	67.9%
Commission Expense Ratio	5.0%	11.7%	17.7%	11.7%	6.2%	12.0%	15.9%	11.8%
Other Operating Expense Ratio (1)	30.9%	19.1%	20.3%	20.7%	27.9%	16.5%	19.2%	18.3%
Combined Ratio	95.3%	100.5%	98.3%	99.6%	103.5%	93.8%	115.0%	98.0%

(1) - Includes Other Operating Expenses and Other Underwriting Income.

News Release

November 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Reportable Segment Results

(Unaudited)

	Int'l Insurance
	Nine Months Ended September 30, 2018				Nine Months Ended September 30, 2017
amounts in thousands	Marine	P&C	Professional Liability	Total	Marine	P&C	Professional Liability	Total	% Change Total
Gross Written Premiums	$129,678	$122,437	$125,656	$377,771	$160,119	$124,446	$102,089	$386,654	(2.3%)
Ceded Written Premiums	(24,542)	(45,099)	(28,149)	(97,790)	(33,410)	(69,780)	(26,178)	(129,368)	(24.4%)
Net Written Premiums	$105,136	$77,338	$97,507	$279,981	$126,709	$54,666	$75,911	$257,286	8.8%

Net Earned Premiums	$115,342	$75,100	$90,065	$280,507	$116,058	$67,292	$67,243	$250,593	11.9%
Net Losses and LAE	(77,606)	(28,245)	(52,571)	(158,422)	(83,906)	(54,654)	(37,953)	(176,513)	(10.2%)
Commission Expenses	(27,563)	(12,014)	(22,589)	(62,166)	(27,590)	(10,985)	(15,860)	(54,435)	14.2%
Other Operating Expenses	(22,942)	(26,087)	(19,241)	(68,270)	(24,454)	(19,983)	(14,250)	(58,687)	16.3%
Other Underwriting Income	640	305	—	945	—	—	—	—	NM

Underwriting Profit (Loss)	$(12,129)	$9,059	$(4,336)	$(7,406)	$(19,892)	$(18,330)	$(820)	$(39,042)	(81.0%)

Losses and LAE Ratio	67.3%	37.6%	58.4%	56.5%	72.3%	81.2%	56.4%	70.4%
Commission Expense Ratio	23.9%	16.0%	25.1%	22.2%	23.8%	16.3%	23.6%	21.7%
Other Operating Expense Ratio (1)	19.3%	34.3%	21.3%	23.9%	21.0%	29.7%	21.2%	23.5%
Combined Ratio	110.5%	87.9%	104.8%	102.6%	117.1%	127.2%	101.2%	115.6%

(1) - Includes Other Operating Expenses and Other Underwriting Income.

NM – Percentage change not meaningful

News Release

November 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

(Unaudited)

	For the Three Months Ended September 30,
amounts in thousands	Amounts		Loss Ratio
Net Incurred Loss Activity	2018	2017	2018	2017
U.S. Insurance:
Loss and LAE Payments	$74,090	$68,454	39.3%	40.5%
Change in Reserves	67,092	66,886	35.6%	39.5%
Net Incurred Loss and LAE	$141,182	$135,340	74.9%	80.0%

Int'l Insurance:
Loss and LAE Payments	$55,647	$55,148	58.4%	65.3%
Change in Reserves	4,628	26,565	4.9%	31.5%
Net Incurred Loss and LAE	$60,275	$81,713	63.3%	96.8%

GlobalRe:
Loss and LAE Payments	$30,903	$13,659	48.8%	28.6%
Change in Reserves	8,540	45,459	13.5%	95.1%
Net Incurred Loss and LAE	$39,443	$59,118	62.3%	123.7%

Total
Loss and LAE Payments	$160,640	$137,261	46.3%	45.5%
Change in Reserves	80,260	138,910	23.1%	46.1%
Net Incurred Loss and LAE	$240,900	$276,171	69.4%	91.6%

	For the Three Months Ended September 30,
Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	2018	2017	2018	2017
U.S. Insurance	$(16,640)	$(18,383)	(4.8%)	(6.0%)
Int'l Insurance	(1,813)	(10,714)	(0.5%)	(3.7%)
GlobalRe	1,959	(397)	0.6%	(0.1%)
Total	$(16,494)	$(29,494)	(4.7%)	(9.8%)

News Release

November 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Incurred Loss Activity

(Unaudited)

	For the Nine Months Ended September 30,
amounts in thousands	Amounts		Loss Ratio
Net Incurred Loss Activity	2018	2017	2018	2017
U.S. Insurance:
Loss and LAE Payments	$242,910	$225,017	44.9%	45.0%
Change in Reserves	120,579	114,419	22.3%	22.9%
Net Incurred Loss and LAE	$363,489	$339,436	67.2%	67.9%

Int'l Insurance:
Loss and LAE Payments	$160,816	$146,106	57.3%	58.3%
Change in Reserves	(2,394)	30,407	(0.9%)	12.1%
Net Incurred Loss and LAE	$158,422	$176,513	56.4%	70.4%

GlobalRe:
Loss and LAE Payments	$82,589	$63,268	46.2%	48.5%
Change in Reserves	18,878	43,664	10.5%	33.4%
Net Incurred Loss and LAE	$101,467	$106,932	56.7%	81.9%

Total
Loss and LAE Payments	$486,315	$434,391	48.6%	49.3%
Change in Reserves	137,063	188,490	13.7%	21.4%
Net Incurred Loss and LAE	$623,378	$622,881	62.3%	70.7%

	For the Nine Months Ended September 30,
Impact of Prior Years Reserves	Amounts		Loss Ratio Impact
Favorable / (Unfavorable) Development	2018	2017	2018	2017
U.S. Insurance	$(19,233)	$(18,206)	(1.9%)	(2.1%)
Int'l Insurance	(2,660)	(22,073)	(0.3%)	(2.5%)
GlobalRe	2,079	(4,330)	0.2%	(0.5%)
Total	$(19,814)	$(44,609)	(2.0%)	(5.1%)

News Release

November 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

(Unaudited)

	As of September 30, 2018
amounts in thousands	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
U.S. Insurance:
Marine	$55,476	$48,904	$104,380
P&C	217,004	783,350	1,000,354
Professional Liability	36,075	89,358	125,433
Total U.S. Insurance	$308,555	$921,612	$1,230,167
Int'l Insurance:
Marine	$174,517	$38,034	$212,551
P&C	59,152	31,539	90,691
Professional Liability	42,193	107,591	149,784
Total Int'l Insurance	$275,862	$177,164	$453,026

GlobalRe	$55,752	$114,675	$170,427

Total Net Loss Reserves	$640,169	$1,213,451	$1,853,620

	As of December 31, 2017
	Case	IBNR
Net Loss Reserves:	Reserves	Reserves	Total
U.S. Insurance:
Marine	$58,301	$45,393	$103,694
P&C	192,291	700,264	892,555
Professional Liability	26,774	86,649	113,423
Total U.S. Insurance	$277,366	$832,306	$1,109,672
Int'l Insurance:
Marine	$181,369	$39,949	$221,318
P&C	66,412	37,067	103,479
Professional Liability	31,463	87,211	118,674
Total Int'l Insurance	$279,244	$164,227	$443,471

GlobalRe	$58,962	$93,275	$152,237

Total Net Loss Reserves	$615,572	$1,089,808	$1,705,380

News Release

November 7, 2018

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

(Unaudited)

As of September 30, 2018, the average quality of the investment portfolio as rated by S&P and Moody’s was “AA-/Aa3”, respectively, with an effective duration of 3.4 years. The Company does not own any collateralized debt obligations or asset backed commercial paper.

The following table sets forth the Available-For-Sale Investments as of September 30, 2018:

	As of September 30, 2018
		Gross	Gross	Cost or
	Fair	Unrealized	Unrealized	Amortized
amounts in thousands	Value	Gains	(Losses)	Cost
Fixed Maturities:
U.S. Treasury Bonds, Agency Bonds and Foreign Government Bonds	$245,285	$1,031	$(3,879)	$248,133
States, Municipalities and Political Subdivisions	631,514	7,569	(7,534)	631,479
Mortgage-Backed and Asset-Backed Securities:
Agency Mortgage-Backed Securities	344,016	874	(17,219)	360,361
Residential Mortgage Obligations	124,191	521	(493)	124,163
Asset-Backed Securities	540,566	554	(4,033)	544,045
Commercial Mortgage-Backed Securities	186,251	696	(3,126)	188,681
Subtotal	$1,195,024	$2,645	$(24,871)	$1,217,250
Corporate Exposures (1)	917,650	4,191	(17,514)	930,973
Total Fixed Maturities	$2,989,473	$15,436	$(53,798)	$3,027,835
Short-Term Investments	7,264	—	(4)	7,268
Total Available-For-Sale Investments	$2,996,737	$15,436	$(53,802)	$3,035,103

(1) - Corporate Exposures consist of investments in corporate bonds, hybrid bonds and redeemable preferred stocks.